Investor Presentation
November 11, 2014

Forward Looking Statements
FORWARD-LOOKING STATEMENTS
This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform
Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may,"
"should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance.
Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.
Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations;
(xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions;
(xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx)
changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2013 Form 10-K.

What is Kaman?
Solving Our Customers’ Critical Problems with Technically
Differentiated Products & Services
Leading Provider of Highly Engineered Aerospace &
Industrial Products Serving a Broad Range of End Markets

Distribution
Kaman Corporation Overview
Distribution
Aerospace
$1.7B Revenues
Aerospace
Based on 2013 Actual Results

✓ Outstanding portfolio
 of intellectual property
 across Aerospace
✓ Distribution aligned
 with best-in-class,
 vendors
✓ ERP investments will
 yield improved
 efficiencies & financial
 performance
Strategically
Positioned
Kaman Investment Highlights
Improving
Financials
Reliable Business
Strategies
✓ Focused on driving
 strong top-line
 growth
✓ Deliver earnings
 growth through
 scale and operating
 efficiencies
✓ Generate strong
 cash flow to grow
 the business
✓ Disciplined acquisition
 growth to achieve scale
 and margin enhancements
✓ Continuing focus on
 innovation to maintain
 differentiation
✓ Relentless effort to drive
 operational excellence and
 lean

Aerospace Overview
v	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS

	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
	• Global commercial and defense OEM’s • Super Tier I’s to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs

• “One Kaman” combines design and build capabilities to provide customers with a global integrated solution
• Bearing product lines strong commercial customer base expected to provide growth from new program wins and higher build rates
• Exclusivity and significant backlog provide a stable revenue base
Business
Dynamic
Customer
Product

Distribution Overview
PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION, CONTROL & ENERGY (ACE)
% of 2013 Sales	61%	14%	25%
Market Size	$13 Billion	$7 Billion	$15 Billion
Acquisitions since 2008	• Industrial Supply Corp • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings Inc. • Ohio Gear and Transmission	• INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers
Major Suppliers

37%
Aerospace

Aerospace Profile
FY2013 Sales by
FY2014(p) Net Sales    $630M - $640M
FY2014(p) OI% Range   16.8% - 17.0%
Financial Summary
Technology Profile
(P) Projected range based on the Company’s most recent 2014 full-year outlook

Aerospace Strategy

Driving Operational Efficiencies
• Commitment to lean manufacturing, continuous improvement,
 automation, and operational excellence
• Extensive program management training and certification to manage costs and drive efficiencies
• Offering lower cost alternatives for customers
 – Mexico, India JV
• Common Aerosystems ERP system is a key enabler of
 consolidation and long-term cost reduction
 – Back office
 – Supply chain
 – Management structure

2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Aircraft Programs/Capabilities
1. Doors
2. Nose landing gear
3. Engine/thrust reverser
4. Flight controls
5. Flaps
6. Main landing gear
7. Rudder
8. Horizontal stabilizer
Bearing Products
Other Products
9. Door assemblies
10. Top covers
11. Fixed leading edge
12. Fixed trailing edge
13. Winglets
14. Wing structures, flaps, slats
15. Access doors
16. Nacelle components

1
4
1
2
3
5
6
6
6
7
Aircraft Programs/Capabilities
1. Flexible drive systems
2. Flight control bearings
3. Landing gear bearings
Bearing Products
Other Products
4. Manufacture and assembly of tail
 rotor pylon
5. Blade manufacture, repair and
 overhaul
6. Manufacture and subassembly
 of cabins and structures
7. Manufacture of cockpit

Market Leading Self-Lube Airframe Bearing Product Lines
Proprietary
Technology
Material Science
Capability
Operational
Excellence
KAron® • KAflex® • Tufflex®
• New Technologies
• New Products
• Customization
• Customer Intimacy
• Work Force
• Lean
• Automation
World Class Performance

Fuzing Products
HARPOON
MAVERICK
AMRAAM
FMU-139
TOMAHAWK
JPF
STANDARD
MISSILE
SLAM-ER
SLAM-ER
AMRAAM
TOMAHAWK
STANDARD
MISSILE
AGM-65M
AMRAAM
On a Majority of U.S. Weapon Systems

 • U.S. Air Force (USAF) bomb fuze of choice
 • USAF inventory levels well below desired
 quantity, foreign orders and U.S. Navy
 provide additional opportunities
 • USAF contract extends sole source position
 into 2017
 • Backlog of over $100 million
 • 27 foreign customers
 • System reliability exceeds 98% and field
 reliability is greater than 99%
Bomb Compatibility
- JDAM
- Paveway II and III
- GBU-10, 12, 16, 24, 27, 28, 31, 32,
 38, 54
- BLU-109, 110, 111, 113, 117, 121,
 122, 126
- MK82/BSU-49, MK83/BSU-85,
 MK84/BSU-50
JPF Program

Helicopter Programs
SH-2G Super Seasprite
K-MAX®
 • Service and support
 • Flying fleet expected to grow in
 excess of 40% in the next two years
 • Currently fulfilling a contract to
 provide ten aircraft to the New
 Zealand Ministry of Defence
 • Negotiating to support the overhaul
 of aircraft for the Peruvian Navy
• Commercial fleet service and support
• Research, development and testing of
 unmanned technologies & capabilities
• Two unmanned aircraft supported the
 USMC in a cargo supply role in
 Afghanistan for 33 months
• Partnered with Lockheed Martin to
 pursue a military program of record
• Evaluating commercial sales
 opportunities

Distribution

Kaman Distribution Segment
• FY2014(p) Net Sales $1,185M - $1,195M
• FY2014(p) OI% range 4.5% - 4.6%
• # of Customers  65,000
• SKUs in Catalog  4+ million
Business Overview
Served Market Size = $35B
Source: PTDA Market Size Report; US Census Bureau; ARC Advisory
(P) Projected range based on the Company’s most recent 2014 full-year outlook

Business Strategies
• Pipeline for each product platform
• Formal integration process
• End market diversification
• Focused on outside sales force
• Targeting strategic geographic markets
• Kaman training programs
• Adding more differentiated products
• Large national account opportunity pipeline
• Targeting emerging industries
• Strategic pricing
• Supplier rebates
• Purchasing leverage
• Multi-phase rollout
• Includes CRM, WMS, Financials
• Drives operational efficiencies
1
2
3
5
4

Scale
Kaman Distribution - Road to 7+% Operating Margin
TODAY
<5%
FUTURE
7+%
Improved Operational
Efficiencies
Product Mix
Strategic Pricing
CATALYSTS

Platform Evolution
Through acquisitions and organic growth, Kaman has significantly grown its
Distribution business while greatly expanding its product offering
Bearings & Power Transmission
up 40%
Automation, Control & Energy
up 203%
Fluid Power
up 97%

Executing Strategy and Building Network

Acquisitions in all Product Platforms

B.W. Rogers Acquisition - Overview

Adding Leading Brands in Multiple Technologies
PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies

Fluid Power - Differentiated Strategy
• $13 Billion in Revenue | #1 Global Fluid Power Products Manufacturer
• Innovative Products: driven by customer need
• Systems Solutions: no single company can offer a more complete selection
• Efficient Operations: most complete and best quality systems in the industry
• Distributor-friendly: philosophy that supports and protects distribution

Extensive Solution and Service Capabilities

Market Opportunities
Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments
 AEROSPACE
 • OEM/Tier 1 outsourcing and supplier
 consolidation
 • Higher bearing content on new platforms
 • Increasing commercial build rates driving
 bearing and aerostructure sales
 • New programs provide offset to lower
 defense spending
 DISTRIBUTION
 • Supplier consolidation favors larger national
 service providers
 • Increased need for value added services
 • Large fragmented market provides
 consolidation opportunities
 • Factory automation trends driving fluid
 power and high speed automation solutions

Shareholder Value Drivers
Leadership
Organic
Growth
Operational
Excellence
Acquisition
Execution

Leadership
• Experienced Senior Management Team
• High performance culture
• Organization Development
– Program management
– Supply chain management
– Annual Kaman Leadership
 Development Program (KLDP)
– Technical sales and engineering

Organic Growth Drivers
Aerospace
Distribution
• “One Kaman Approach”
• New product development
 efforts at Specialty Bearings
 and Precision Products
• Continued commercial
 aerospace cycle growth
• JPF Navy Opportunity
• Expanded geographic
 footprint
• Supplier consolidation
• Factory automation trends
• Differentiated product and
 services
• Product platform cross-
 selling
• National account
 opportunities
• Sales force expansion

Operational Excellence
KEY INITIATIVES
• Significant ERP investments
  at both Segments
• New state-of-the-art facilities in
  the UK and Germany
• Low Cost Country operations
  provide margin expansion
  opportunities
• Increasing use of automation
  and robotics are favorably
  impacting quality, throughput and
  labor costs

Acquisition Strategy Framework

• Proven strategies have delivered strong shareholder value over time
• Aerospace
 - Leveraging unique set of proprietary products and capabilities
 - Strong platform positions across commercial & defense markets
 - Robust pipeline of future opportunities
• Distribution
 - Three product platform strategy expands growth opportunities
 - Increased scale provides improved operating leverage
 - ERP implementation benefits
• Successfully execute future acquisitions - maintain discipline
• Leverage experienced management and workforce across the
 company
Positioned for Future Growth